UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2014

Gas Natural Inc.

(Exact name of registrant as specified in its charter)

Ohio	001-34585	27-3003768
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8500 Station Street, Mentor, Ohio	44060
(Address of principal executive offices)	(Zip Code)

(440) 974-3770

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 1, 2014, Richard M. Osborne, Chief Executive Officer and Chairman of the Board of Directors of Gas Natural Inc. (the “Company”) stepped down as the Company’s Chief Executive Officer and Chairman. Mr. Osborne will continue to serve a member of the Board. Vice-Chairman W. E. “Gene” Argo, a director of the Company since 2002, was appointed Chairman of the Board upon Mr. Osborne’s retirement. The Company did not name a new Chief Executive Officer.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Gas Natural Inc. Press Release dated May 1, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gas Natural Inc.

By:	/s/ James E. Sprague
Name: James E. Sprague
Title: Chief Financial Officer

Dated: May 5, 2014